Exhibit 10.2

                           SIXTH AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE
                          (Revolving Line of Credit A)


$13,000,000.00

                            Dated: November 17, 2005


     FOR VALUE RECEIVED, COMPUDYNE CORPORATION, a Nevada corporation ("Borrower") hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION ("Bank"), at the Principal Office (as such term is defined in
Section 1.1 [Certain Definitions] of the Credit Agreement) of PNC Bank, National Association (the "Agent") the lesser of (i) the principal sum of THIRTEEN MILLION DOLLARS (U.S. $13,000,000) and (ii) the aggregate principal balance of all Revolving Credit A Loans, Letter of Credit Borrowings and Reimbursement Obligations made by the Bank to the Borrower or arising pursuant to Section 2.1 [Revolving Credit Facility A Commitments] or Section 2.8 [Letter of Credit Subfacility] of that Amended and Restated Credit Agreement dated March 31, 2004 by and among the Borrower, CORRLOGIC, LLC, formerly CORRLOGIC, INC., FIBER SENSYS, LLC, formerly FIBER SENSYS, INC., COMPUDYNE - PUBLIC SAFETY & JUSTICE, INC., formerly TIBURON, INC., NORMENT SECURITY GROUP, INC., NORSHIELD CORPORATION and COMPUDYNE - INTEGRATED ELECTRONICS DIVISION, LLC successor by merger to QUANTA SYSTEMS CORPORATION, the Banks party thereto and the Agent, as amended by that Amendment to Amended and Restated Credit Agreement dated as of October 29, 2004, that Second Amendment to Amended and Restated Credit Agreement and Amendment to Securities Pledge Agreement dated as of March 4, 2005 and that Third Amendment to Amended and Restated Credit Agreement dated even date herewith (as the same may be further amended, restated, supplemented or modified from time to time, the "Credit Agreement"). Such principal sum shall be payable at the time or times provided in Section 2.8.3 [Disbursements, Reimbursement] and Section 5.1 [Payments] of the Credit Agreement, as applicable, provided that all amounts due under the Credit Agreement with respect to Revolving Credit Facility A Loans, Reimbursement Obligations and Letter of Credit Borrowings shall, unless previously paid, be paid in full on the Revolving Credit Facility A Expiration Date.

     All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

          The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum set forth in Section 2.8.3 [Disbursements, Reimbursement] and Section 4.1 [Interest Rate Options], as applicable, of, or as otherwise provided in, the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the rates set forth in Section 4.2 [Interest After Default] of the Credit Agreement.

     If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business day (or the prior Business
Day) in respect of certain Revolving Credit Facility A Loans to which the Euro-Rate Option applies) and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without set-off, counterclaim or other deduction of any nature at the Principal Office of the Agent, in lawful money of the United States of America in immediately available funds.

     This Note is a Revolving Credit Facility A Note referred to in the Credit Agreement and evidences all indebtedness outstanding under the Revolving Credit Facility A, including all Revolving Credit Facility A Loans, Reimbursement Obligations and Letter of Credit Borrowings made or incurred pursuant to the terms of the Credit Agreement and all other amounts due, payable and owing with respect thereto under the Credit Agreement and the Loan Documents, and is entitled to the benefits of the Credit Agreement and the Loan Documents. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for voluntary or mandatory prepayments of the principal hereof prior to the maturity thereof, for a higher rate of interest hereunder on amounts past due and, in certain circumstances, in the case of an Event of Default, for the amendment or waiver of certain provisions of the Credit Agreement and for certain security interests granted by the Borrower and certain related entities. Reference is made to the Credit Agreement and the Loan Documents for a statement of the terms and conditions under which the Revolving Credit Facility A and all advances thereunder evidenced hereby have been secured.

     Without limiting the generality or comprehensiveness of the foregoing, if an Event of Default under Section 9.1.14 [Involuntary Proceedings] or Section
9.1.15 [Voluntary Proceedings] of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the Loan Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable in accordance with Section 9.2 [Consequences of Event of Default] of the Credit Agreement, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

     Borrower and all other parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

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

               This Note shall bind Borrower and Borrower's successors and assigns, and the benefits hereof shall inure to the benefit of the Bank, the Agent and their respective successors and assigns. All references herein to the "Borrower", the "Bank" and the "Agent" shall be deemed to apply to the Borrower, the Bank and the Agent and their respective successors and assigns.


     This Note shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania applied to contracts to be performed wholly within the Commonwealth of Pennsylvania, without giving effect to its conflicts of law principles.

     This Note amends, restates and replaces in its entirety that Fifth Amended and Restated Revolving Credit Note (Revolving Line of Credit A) dated October 29, 2004 of the Borrower to the Bank in the stated principal amount of $10,000,000 (the "Prior Note"). By execution and delivery of this Restated Note, the Borrower hereby represents, covenants and agrees that (i) the indebtedness and obligations evidenced by the Prior Note, as amended and restated hereby, and the Loan Documents continue in full force and effect as valid and binding obligations of the Borrower, fully enforceable in accordance with their respective terms and (ii) as of the date hereof, the Borrower has no defense, set-off, claim or counter-claim against or with respect to full and prompt payment and performance by Borrower of all of Borrower's debts, liabilities and obligations to Bank hereunder and under the other Loan Documents.




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

                    [SIGNATURE PAGE TO REVOLVING CREDIT NOTE]


     WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.



                                        COMPUDYNE CORPORATION, a Nevada
                                         corporation



                                        By:                               [Seal]
                                            ------------------------------
                                        Name: W. C. Rock

                                        Title: Corporate Secretary






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

STATE OF                                                                       )
        ------------------------------------

                                ) SS:

COUNTY OF                                               )
          ----------------------------------

     On this, the 17th day of November, 2005, before me, a Notary Public, the undersigned officer, personally appeared W. C. Rock, who acknowledged himself to be the Corporate secretary of COMPUDYNE CORPORATION and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  ----------------------------------------------
                                  Notary Public

My commission expires:










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